Exhibit 99.2
                                CFO Certification



                            CERTIFICATION PURSUANT TO
                                18 U.S.C. S 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Laredo Investment Corp. on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Pierce, President and Chief Executive Officer (acting Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     the information  contained in the Report fairly presents, in all
                material  respects,   the  financial  condition  and  result  of
                operations of the Company.



/s/ Richard Pierce
Richard Pierce, President and Chief Executive Officer
(acting Chief Financial Officer)
August 9, 2002